Exhibit 99.1

WARNER CHILCOTT ANNOUNCES RECEIPT OF PARAGRAPH IV CERTIFICATION NOTICES

ST. DAVID’S, Bermuda, December 8, 2008 — Warner Chilcott Limited (Nasdaq: WCRX) announced today that one of the Company’s subsidiaries and Hospira, Inc. (“Hospira”) have received Paragraph IV Certification Notices from Mutual Pharmaceutical Company, Inc. (“Mutual”) and Mylan Pharmaceuticals Inc. (“Mylan”) advising that each such company has filed an Abbreviated New Drug Application (ANDA) for generic versions of DORYX 100 and 75 mg delayed-release tablets.

DORYX, which the Company markets and sells in 150, 100 and 75 mg strengths in the United States under a license agreement with Hospira’s subsidiary, Mayne Pharma Limited (“Mayne”), is a tetracycline-class oral antibiotic protected by Mayne’s Patent No. 6,958,161 (the “161 Patent”) which expires in 2022. The ‘161 Patent has been listed in the FDA’s Orange Book pursuant to the transition provisions of the QI Program Supplemental Funding Act of 2008 enacted October 8, 2008.

The Company and Mayne are currently reviewing the detail of the Paragraph IV Certification Notices from Mutual and Mylan and continue to have full confidence in the intellectual property protecting DORYX.

About Warner Chilcott

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare and dermatology segments of the U.S. pharmaceuticals market. The Company is a fully integrated company with internal resources dedicated to the development, manufacturing and promotion of its products. WCRX-G

Read more on http://www.warnerchilcott.com.

Company Contact:	Rochelle Fuhrmann
Investor Relations
973-442-3281
rfuhrmann@wcrx.com

Warner Chilcott’s Forward Looking Statements:

This press release contains forward-looking statements, including statements concerning our product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,”

“should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; the other risks identified in our Annual Report on Form 10-K for the year ended December 31, 2007; and other risks detailed from time-to-time in our public filings, financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.